Business Combination (Details Textual) - USD ($)	1 Months Ended	12 Months Ended
	Apr. 25, 2019	Dec. 31, 2019
Business Combination (Textual)
Securities Purchase Agreement, description	The Company agreed to purchase from Xiangdong Wen and Zhen Fan the remaining 75.1% of outstanding securities of MMBD Trading Ltd. Prior to the consummation of this acquisition, (i) the Company held 24.9% of outstanding securities of MMBD Trading, and (ii) each Xiangdong Wen (the Chairman of the Company's Board, a 16.3% shareholder of the Company) and Zhen Fan (the Company's chief executive officer, a 16.3% shareholder of the company) beneficially owned 37.55% of outstanding securities of MMBD.
Aggregate purchase price		$ 185,000
Acquisition date fair value		61,338
Gain on recognized remeasurement		$ 42,415